Exhibit 99.1

STONEMOR INC. REPORTS FIRST QUARTER FINANCIAL RESULTS

BENSALEM, PA – May 12, 2022 – StoneMor Inc. (NYSE: STON) (“StoneMor” or the “Company”), a leading owner and operator of cemeteries and funeral homes, today reported operating and financial results for the first quarter ended March 31, 2022. Investors are encouraged to read the Company’s quarterly report on Form 10-Q when it is filed with the Securities and Exchange Commission (the “SEC”), which will contain additional details, and will be posted at www.stonemor.com.

FIRST QUARTER FINANCIAL PERFORMANCE

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Revenues for the first quarter were $81.0 million compared to $78.3 million in the first quarter in the prior year.
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Cemetery segment operating income for the first quarter was $8.0 million compared to $11.7 million in the first quarter in the prior year period, representing a decrease of $3.6 million.
•
Funeral home segment operating income for the first quarter was $1.3 million compared to $1.6 million in the first quarter in the prior year period, representing a decrease of $0.3 million.
•
Corporate overhead expense increased to $11.8 million in the first quarter compared to $9.5 million in the first quarter in the prior year period.
•
First quarter operating loss was $2.7 million compared to operating income of $3.6 million in the first quarter in the prior year.
•
First quarter net loss from continuing operations was $12.2 million compared to $5.2 million in the first quarter in the prior year.
•
First quarter adjusted EBITDA was $32.6 million compared to $28.0 million in the first quarter in the prior year.

Joe Redling, StoneMor’s President and Chief Executive Officer said, “As we entered 2022, we knew that we were facing tougher comps after our strong sales production performance throughout 2021. Our teams delivered during the first quarter of 2022, with pre-need sales production growth of 4% compared to a first quarter of 2021 that was up 45% against the first quarter of 2020. This performance contributed to a year-to-date adjusted EBITDA improvement of $4.6 million, even as we are faced with rising costs and other expense challenges.”

LIQUIDITY UPDATE

As of March 31, 2022, the Company had $90.9 million of cash, including $16.7 million of restricted cash, and $393.6 million of total debt.

“Through the first quarter, we remained on target with our previously announced 2022 annual guidance targets for organic growth in our trusts of $70 million and unlevered free cash flow of $40 million,” said Jeff DiGiovanni, StoneMor’s Senior Vice President and Chief Financial Officer. “For the three months ended March 31, 2022, we generated $28.2 million in trust growth, which included $10.3 million in trust funds added through our recent acquisitions, as well as $6.3 million in unlevered free cash flow. Collectively, that’s $34.5 million in value creation during the first quarter of 2022.”

AXAR LETTER UPDATE

As previously reported, the Conflicts Committee of the Company’s Board of Directors and its counsel had been engaged in discussions with Axar Capital Management, LP (“Axar”) and its counsel regarding a transaction in which Axar would acquire the shares of the Company that are not owned by Axar or its affiliates but, as had also been previously reported, those negotiations had been tabled in light of the work undertaken by the Conflicts Committee with respect to the independent review of certain investments by our trusts in which Axar had an interest. The Conflicts Committee and Axar recently resumed active negotiations and those negotiations are continuing, but they have not come to agreement on any price that Axar would pay for such shares or on certain other terms of any transaction. There can be no assurance that any agreement with respect to a take-private transaction will be executed or that this or any other transaction will be approved or consummated. The Company does not undertake any obligation to provide any updates with respect to these matters except as required under applicable law.

CONFERENCE CALL INFORMATION

StoneMor will conduct a conference call to discuss this news release today, May 12, 2022 at 4:30 p.m. Eastern Time. The conference call can be accessed by calling (800) 935-9319. No reservation number is necessary; however, it is advised that interested parties access the call-in number 5 to 10 minutes prior to the scheduled start time to avoid delays. StoneMor will also host a live webcast of this conference call. Investors may access the live webcast via the Investors page of the StoneMor website www.stonemor.com under Events & Presentations.

About StoneMor Inc.

StoneMor Inc., headquartered in Bensalem, Pennsylvania, is an owner and operator of cemeteries and funeral homes in the United States, with 304 cemeteries and 72 funeral homes in 24 states and Puerto Rico. StoneMor’s cemetery products and services, which are sold on both a pre-need (before death) and at-need (at death) basis, include: burial lots, lawn and mausoleum crypts, burial vaults, caskets, memorials, and all services which provide for the installation of this merchandise. For additional information about StoneMor Inc. please visit StoneMor’s website, and the investors section, at http://www.stonemor.com.

CONTACT

Investor Relations

StoneMor Inc.

(215) 826-4438

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this press release, including, but not limited to, information regarding continued negotiations with Axar, are forward-looking statements. Generally, the words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “project,” “expect,” “predict” and similar expressions identify these forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are based on management’s current expectations and estimates. These statements are neither promises nor guarantees and are made subject to certain risks and uncertainties that could cause actual results to differ materially from the results stated or implied in this press release. StoneMor’s major risks are related to uncertainties associated with current business and economic disruptions resulting from the ongoing coronavirus pandemic, including the effect of government regulations issued in connection therewith, its ability to identify, and negotiate acceptable agreements with, sellers of additional properties, uncertainties associated with the cash flow from pre-need and at-need sales, trusts and financings, which may impact StoneMor’s ability to meet its financial projections and service its debt, as well as with StoneMor’s ability to maintain an effective system of internal control over financial reporting and disclosure controls and procedures.

When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in StoneMor’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the other reports that StoneMor files with the Securities and Exchange Commission, from time to time. Except as required under applicable law, StoneMor assumes no obligation to update or revise any forward-looking statements made herein or any other forward-looking statements made by it, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

This release includes certain non-GAAP financial measures, including adjusted EBITDA, Field EBITDA and unlevered free cash flow, which are intended as supplemental measures of the Company’s performance that are not required by or presented in accordance with GAAP. All business results presented in this release are not prepared in accordance with Article 11 of Regulation S-X.

Management uses these non-GAAP measures internally to evaluate and manage the Company’s operations and to better understand its business because they facilitate a comparative assessment of the Company's operating performance relative to its performance based on results calculated under GAAP. These non-GAAP measures also isolate the effects of some items that vary from period to period without any correlation to core operating performance and eliminate certain charges that management believes do not reflect the Company's operations and underlying operational performance. The Compensation, Nominating and Governance Committee of the Company’s board of directors also uses certain of these measures to evaluate management's performance and set its compensation. The Company believes that these non-GAAP measures also provide useful information to investors regarding certain financial and business trends relating to the Company’s financial condition and operating results and facilitate an evaluation of the financial performance of the Company and its operations on a consistent basis. Providing this information therefore allows investors to make independent assessments of the Company’s financial performance, results of operation and trends while viewing the information through the eyes of management.

These non-GAAP measures are subject to limitations. The non-GAAP measures presented in this release may not be comparable to similarly titled measures used by other companies because other companies may not calculate one or more in the same manner. Additionally, the non-GAAP performance measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements; do not reflect changes in, or cash requirements for, working capital needs; and do not reflect interest expense, or the requirements necessary to service interest or principal payments on debt. Further, our historical adjusted results are not intended to project our adjusted results of operations or financial position for any future period. To compensate for these limitations, management presents and considers these non-GAAP measures in conjunction with the Company’s GAAP results; no non-GAAP measure should be considered in isolation from or as an alternative to net income, earnings per share or any other measure determined in accordance with GAAP. Readers should review the reconciliations included below, and should not rely on any single financial measure to evaluate the Company’s business.

A reconciliation of each non-GAAP measure to the most directly comparable GAAP measure is set forth below (in thousands):

EBITDA AND ADJUSTED EBITDA

	Three Months Ended March 31,
	2022	2021
Net loss from continuing operations	$(12,234)	$(5,213)
Income tax (expense) benefit	232	(1,676)
Interest expense	9,286	10,473
Depreciation and amortization	2,061	2,102
Non-cash stock compensation	499	505
Cost of lots sold	1,870	1,394
EBITDA	1,714	7,585
Change in deferred revenues	33,674	22,598
Change in deferred selling and obtaining costs	(2,832)	(2,202)
Adjusted EBITDA	$32,556	$27,981

FIELD EBITDA

	Three Months Ended March 31,
	2022	2021
EBITDA	$1,714	$7,585
Corporate overhead	11,813	9,541
Less: non-cash stock compensation	499	505
Field EBITDA	$13,028	$16,621

UNLEVERED CASH PROVIDED BY OPERATING ACTIVITIES AND UNLEVERED FREE CASH FLOW

	Three Months Ended March 31,
	2022	2021
Net cash provided by operating activities	$8,755	$4,631
Cash interest payments	111	8,639
Unlevered cash provided by operating activities	8,866	13,270
Less: cash paid for capital expenditures	2,602	1,774
Unlevered free cash flow	$6,264	$11,496

STONEMOR INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands, except share and per share data)

	March 31,	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents, excluding restricted cash	$74,223	$83,882
Restricted cash	16,704	16,415
Accounts receivable, net of allowance	64,321	62,220
Prepaid expenses	10,321	6,971
Other current assets	16,141	11,459
Total current assets	181,710	180,947

Long-term accounts receivable, net of allowance	72,196	72,309
Cemetery property	306,065	296,758
Property and equipment, net of accumulated depreciation	84,454	82,610
Merchandise trusts, restricted, at fair value	589,767	567,853
Perpetual care trusts, restricted, at fair value	345,413	339,138
Deferred selling and obtaining costs	125,886	124,023
Deferred tax assets	3	21
Goodwill	5,195	—
Intangible assets, net	51,988	54,023
Other assets	22,801	23,462
Total assets	$1,785,478	$1,741,144

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued liabilities	$44,332	$44,704
Accrued interest	12,844	4,344
Current portion, long-term debt	3,876	762
Total current liabilities	61,052	49,810

Long-term debt, net of deferred financing costs	389,728	389,401
Deferred revenues	1,094,329	1,056,260
Deferred tax liabilities	10,994	10,878
Perpetual care trust corpus	345,413	339,138
Other long-term liabilities	41,439	41,399
Total liabilities	1,942,955	1,886,886
Commitments and contingencies

Stockholders' equity:
Common stock, par value $0.01 per share, 200,000,000 shares authorized, 118,337,475 and 118,290,600 shares issued and outstanding, respectively	1,183	1,182
Paid-in capital in excess of par value	(82,788)	(83,286)
Accumulated deficit	(75,872)	(63,638)
Total stockholders' equity	(157,477)	(145,742)
Total liabilities and stockholders' equity	$1,785,478	$1,741,144

STONEMOR INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended March 31,
	2022	2021
Revenues:
Cemetery:
Interments	$21,155	$20,519
Merchandise	14,856	16,282
Services	16,858	17,281
Investment and other	16,628	12,898
Funeral home:
Merchandise	6,045	5,973
Services	5,435	5,360
Total revenues	80,977	78,313
Costs and Expenses:
Cost of goods sold	11,539	11,184
Cemetery expense	22,179	18,161
Selling expense	15,573	14,207
General and administrative expense	10,753	10,193
Corporate overhead	11,813	9,541
Depreciation and amortization	2,061	2,102
Funeral home expenses:
Merchandise	1,632	1,661
Services	4,757	4,661
Other	3,386	3,019
Total costs and expenses	83,693	74,729

Operating (loss) income	(2,716)	3,584
Interest expense	(9,286)	(10,473)
Loss from continuing operations before income taxes	(12,002)	(6,889)
Income tax (expense) benefit	(232)	1,676
Net loss from continuing operations	(12,234)	(5,213)
Discontinued operations (Note 2):
Income from operations of discontinued businesses	—	589
Income tax expense	—	—
Net income from discontinued operations	—	589
Net loss	$(12,234)	$(4,624)

Net loss from continuing operations per common share (basic)	$(0.10)	$(0.04)
Net income from discontinued operations per common share (basic)	—	0.00
Net loss per common share (basic)	$(0.10)	$(0.04)

Net loss from continuing operations per common share (diluted)	$(0.10)	$(0.04)
Net income from discontinued operations per common share (diluted)	—	0.00
Net loss per common share (diluted)	$(0.10)	$(0.04)
Weighted average number of common shares outstanding - basic	118,329	117,909
Weighted average number of common shares outstanding - diluted	118,329	117,909

STONEMOR INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	Three Months Ended March 31,
	2022	2021
Cash Flows From Operating Activities:
Net loss	$(12,234)	$(4,624)
Adjustments to reconcile net loss to net cash provided by operating activities:
Cost of lots sold	1,870	1,394
Depreciation and amortization	2,061	2,142
Provision for bad debt	1,255	2,212
Non-cash compensation expense	499	505
Non-cash interest expense	603	1,880
Gain on sale of businesses	—	(7)
Changes in assets and liabilities:
Accounts receivable, net of allowance	(4,775)	(6,843)
Merchandise trust fund	(15,136)	(6,145)
Other assets	(4,514)	(3,754)
Deferred selling and obtaining costs	(2,832)	(2,202)
Deferred revenues	33,674	22,598
Deferred taxes, net	133	(1,726)
Payables and other liabilities	8,151	(799)
Net cash provided by operating activities	8,755	4,631
Cash Flows From Investing Activities:
Cash paid for acquisitions	(18,295)	—
Cash paid for capital expenditures	(2,602)	(1,774)
Net cash used in investing activities	(20,897)	(1,774)
Cash Flows From Financing Activities:
Proceeds from borrowings	5,243	4,433
Repayments of debt	(2,129)	(1,541)
Principal payment on finance leases	(311)	(299)
Cost of financing activities	(31)	(269)
Net cash provided by financing activities	2,772	2,324
Net (decrease) increase in cash, cash equivalents and restricted cash	(9,370)	5,181
Cash, cash equivalents and restricted cash—Beginning of period	100,297	60,090
Cash, cash equivalents and restricted cash—End of period	$90,927	$65,271
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$111	$8,639
Cash paid during the period for income taxes	642	505
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$450	$473
Operating cash flows from finance leases	81	87
Financing cash flows from finance leases	311	299
Non-cash investing and financing activities:
Right of use assets obtained in exchange for new operating lease liabilities	$20	$45
Right of use assets obtained in exchange for new finance lease liabilities	197	—